UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 20, 2005

INNSUITES HOSPITALITY TRUST

(Exact Name of Registrant as Specified in Charter)

Ohio	001-07062	34-6647590
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

InnSuites Hotels Centre, 1615 E. Northern Avenue,
Suite 102, Phoenix, Arizona		85020
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code    (602) 944-1500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                          Changes in Registrant’s Certifying Accountant.

On January 20, 2005, InnSuites Hospitality Trust (the “Trust”) received written notice from McGladrey & Pullen, LLP (“McGladrey”) that McGladrey had resigned as the Trust’s principal independent accountant to audit the Trust’s financial statements, but will complete the necessary reviews in connection with the restatements described in the Trust’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on January 18, 2005.

The Audit Committee of the Board of Trustees of the Trust has begun the process of selecting a new principal independent accountant to audit the Trust’s financial statements.

The reports of McGladrey on the Trust’s financial statements for the fiscal years ended January 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  In connection with the audits of the Trust’s financial statements for the fiscal years ended January 31, 2004 and 2003, and in the subsequent interim periods through January 20, 2005, there were no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of McGladrey, would have caused McGladrey to make reference to the matter in its report.

In connection with the audits of the Trust’s financial statements for the fiscal years ended January 31, 2004 and 2003, and in the subsequent interim periods through January 20, 2005, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Trust provided a copy of this Form 8-K to McGladrey on January 25, 2005 and requested McGladrey to furnish the Trust with a letter addressed to the Securities and Exchange Commission with respect to their agreement with the disclosures contained herein as promptly as possible but in any event within ten business days after the filing of this Form 8-K.  That letter will be filed by amendment as an exhibit to this Form 8-K within two business days after the Trust’s receipt of that letter.

Item 9.01                          Financial Statements and Exhibits

(c)                                                               Exhibits.

16.1                                                        Correspondence from McGladrey & Pullen, LLP, regarding change in certifying accountant (to be filed by amendment).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InnSuites Hospitality Trust

	By:	/s/ Anthony B. Waters
Anthony B. Waters
Chief Financial Officer

Date: January 26, 2005